UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2015 annual meeting of shareholders, the shareholders of First Financial Bancorp. (the “Company”) approved an amendment to the Company’s Amended and Restated Regulations. The Amended and Restated Regulations, as amended effective May 26, 2015, are attached as Exhibit 3.1 to this Current Report on Form 8-K. The Amended and Restated Regulations were amended to grant the Company’s Board of Directors the authority to amend the Amended Regulations, as and to the extent permitted by Ohio law, so long as any such amendment is approved by the affirmative vote of two-thirds of the whole authorized number of directors of the Company. The shareholders of the Company also retain the authority to amend the Amended and Restated Regulations.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On May 26, 2015, First Financial Bancorp., an Ohio corporation (the “Company”), held its Annual Meeting of Shareholders for the purpose of considering and acting upon the following matters

1.	To elect thirteen directors nominated by the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors have been elected;

2.	To approve an amendment to the Amended and Restated Regulations of First Financial Bancorp.;

3.	To ratify the appointment of Ernst & Young, LLP as our independent registered public accounting firm for 2015;

4.	To approve, on an advisory basis, the compensation of the Company’s executive officers;

5.
To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of the second proposal above concerning the amendment to the Amended and Restated Regulations of the Company; and

6.	To consider and act upon such other matters as may properly come before the meeting.

As of April 2, 2015, the record date for the annual meeting, there were 61,686,887 eligible votes and approximately 30,843,445 votes counted toward a quorum at the meeting. 54,652,422 shares (or 88.59% of the shares outstanding) were voted.

(b)	The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Election of Directors
The Company's shareholders elected all thirteen nominees for director. Each nominee will serve for a one-year term ending in 2016. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	FOR	WITHHOLD	ABSTENTIONS	BROKER NON-VOTES
J.Wickliffe Ach	47,128,650	547,671	N/A	N/A
David S. Barker	47,167,151	509,170	N/A	N/A
Cynthia O. Booth	47,301,001	375,320	N/A	N/A
Mark A. Collar	47,301,933	374,388	N/A	N/A
Claude E. Davis	47,324,856	351,465	N/A	N/A
Corinne R. Finnerty	47,209,908	466,413	N/A	N/A
Peter E. Geier	47,252,014	424,307	N/A	N/A
Murph Knapke	47,281,866	394,455	N/A	N/A
Susan L. Knust	47,124,848	551,473	N/A	N/A
William J. Kramer	47,136,635	539,686	N/A	N/A
Jeffrey D. Meyer	47,294,350	381,971	N/A	N/A
Richard E. Olszewski	47,310,453	365,868	N/A	N/A
Maribeth S. Rahe	47,302,719	373,602	N/A	N/A

Item 2 - Amendment to Amended and Restated Regulations of First Financial Bancorp

The Company’s shareholders approved an amendment to the Company’s Amended and Restated Regulations to add a provision that allows the Board of Directors to also amend the Regulations without shareholder approval, unless a provision of the Ohio Revised Code reserves such authority to the shareholders.

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
39,064,447	8,356,434	255,440	6,976,101

Item 3 - Ratification of Auditors
The FFBC shareholders ratified the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2015. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
53,988,515	501,536	162,371	N/A

Item 4 - Advisory Vote on Executive Compensation
The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2015 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
45,420,489	1,612,164	643,668	6,976,101

Item 5 - Adjournment of Annual Meeting
As sufficient votes for all proposals were received, this item was not acted upon.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

3.1    Amended and Restated Regulations of First Financial Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	May 28, 2015

Form 8-K                                First Financial Bancorp.

Exhibit No.     Description

3.1        Amended and Restated Regulations of First Financial Bancorp.